EXHIBIT 10.52

                              [DATE]



[NAME AND ADDRESS]


Dear               :

     This letter will confirm the agreement and understanding between Global Marine Inc. (the "Company") and you regarding indemnification in connection with your service as a director, officer, employee or agent of the Company.

     It is and has been the policy of the Company to indemnify its officers and directors and certain employees and agents against any costs, expenses and other liabilities to which they may become subject by reason of their service to the Company, and to insure them against such liabilities, as and to the extent available at a commercially reasonable rate, permitted by applicable law and in accordance with the principles of good corporate governance. In this regard, the Company's By-laws (Section III-11) require that the Company indemnify and advance costs and expenses to (collectively "indemnify") its directors and officers, in each case including indemnity in respect of service at the request of the Company as a director or officer of an affiliate, and provide that the Company may indemnify its employees and agents, as permitted by Delaware law. A copy of the relevant provisions of the Company's By-laws, as currently in effect, are attached hereto.

     In consideration of your service to the Company, the Company shall indemnify you, and hereby confirms its agreement to indemnify you, to the full extent provided by applicable law and the By-laws of the Company as currently in effect. In particular, as provided by the By-laws, the Company shall make any necessary determination as to your entitlement to indemnification in respect of any liability within 60 days of receiving a written request from you for indemnification against such liability. You have agreed to provide the Company with such information or documentation as the Company may reasonably request to evidence the liabilities against which indemnification is sought or as may be necessary to permit the Company to submit a claim in respect thereof under any applicable directors and officers liability insurance or other liability insurance policy. You have further agreed to cooperate with the Company in the making of any determination regarding your entitlement to indemnification. If the Company does not make a determination within the required 60-day period, a favorable determination will be deemed to be made, and you shall be entitled to payment, subject only to your written agreement to refund such payment if a contrary determination is later made. In the event the Company shall determine that you are not entitled to indemnification, the Company shall give you written notice thereof specifying the reason therefor, including any determinations of fact or conclusions of law relied upon in reaching such determination. Notwithstanding any determination made by the Company that you are not entitled to indemnification, you shall be entitled to seek a de novo judicial determination of your right to indemnification under the By-laws, this Agreement or otherwise by commencing an appropriate action therefor within 180 days after the Company shall notify you of its determination. The Company shall not oppose any such action by reason of any prior determination made by it as to your right to indemnification or, except in good faith, raise any objection not specifically relating to the merits of your indemnification claim or not considered by the Company in making its own determination. In any such proceeding, the Company shall bear the burden of proof in showing that your conduct did not meet the applicable standard of conduct required by the By-laws or applicable law for indemnification. It is understood that, as provided in Section III-11 of the By-laws, any expenses incurred by you in any investigation or proceeding by the Company or before any court commenced for the purpose of making any such determination shall be reimbursed by the Company. No future amendment of the By-laws shall diminish your rights under this Agreement, unless you shall have consented to such amendment.

     Your right to indemnification as aforesaid shall be in addition to any right to remuneration to which you may from time to time be entitled as a director, officer, employee or agent of the Company.

     It is understood and agreed that your right to indemnification shall not entitle you to continue in your present position with the Company or any future position to which you may be appointed or elected and that you shall be entitled to indemnification under the By-laws only in respect to liabilities arising out of acts or omissions or alleged acts or omissions by you as a director, officer, employee or agent or as otherwise provided by the By-laws, but you shall be entitled to such indemnification with respect to any such liability, whether incurred or arising during or after your service as a director, officer, employee or agent and whether before or after the date of this letter, in respect of any claim, cause, action, proceeding or investigation, whether commenced, accruing or arising during or after your service as a director, officer, employee or agent and whether before or after the date of this letter.

     This Agreement shall terminate upon the later of (i) the tenth anniversary of the date on which you shall cease to be a director, officer, employee or agent of the Company or (ii) the final termination or resolution of all actions, suits, proceedings or investigations commenced within such ten-year period and relating to the Company or any of its affiliates or your services thereto to which you may be or become a party and of all claims for indemnifications by you under this Agreement asserted within such ten-year period.

     It is understood and agreed that this Agreement is binding upon the Company and its successors and shall inure to your benefit and that of your heirs, distributees and legal representatives. If any provisions of this Agreement shall be deemed by a court of competent jurisdiction to be invalid, illegal or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. This Agreement, and the interpretation and enforcement thereof, shall be governed by the laws of the state of Delaware. In confirmation of the provisions of the Company's By-laws, the Company hereby agrees to pay, and you shall be held harmless from and indemnified against, any costs and expenses (including attorneys' fees) which you may reasonably incur in connection with any challenge to the validity of, or the performance and enforcement of, this Agreement, in the same manner as provided by the Company's By-laws.

     If the foregoing is in accordance with your understanding of our agreement, kindly countersign the enclosed copy of this letter, whereupon this letter shall become a binding agreement in accordance with the laws of the state of Delaware.


                              GLOBAL MARINE INC.



                         By: ___________________________________
                                             [OFFICER]



_______________________________
[NAME]



                        GLOBAL MARINE INC.
                 BY-LAW REGARDING INDEMNIFICATION


     SECTION III-11 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS: (a)(i) The corporation, to the full extent permitted, and in the manner required by the laws of the state of Delaware, as in effect at the time of the adoption of this revised
Section III-11 or as such laws may be amended from time to time, shall indemnify any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that such person is or was a director or officer of the corporation, or, if at a time when he was a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, fiduciary, employee or agent (a "Subsidiary Officer") of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Affiliated Entity"), against expenses (including attorneys' fees), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided, however, that the corporation shall not be obligated to indemnify against any amount paid in settlement unless the corporation has consented to such settlement, which consent shall not be unreasonably withheld. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his conduct was unlawful. Notwithstanding anything to the contrary in the foregoing provisions of this subparagraph (i) and except for any action, suit or proceeding brought on behalf of a person to enforce the right to indemnification hereunder or otherwise, a person shall not be entitled, as a matter of right, to indemnification pursuant to this subparagraph (i) against costs or expenses incurred in connection with any action, suit or proceeding commenced by such person against any person who is or was a director, officer, fiduciary, employee or agent of the corporation or a Subsidiary Officer of an Affiliated Entity, but such indemnification may be provided by the corporation in any specific case as permitted by paragraph (f) of this Section III-11.

     (ii) The corporation may indemnify any employee or agent of the corporation in the manner and to the extent that it shall indemnify any director or officer under this paragraph (a), including indemnity in respect of service at the request of the corporation as a Subsidiary Officer of an Affiliated Entity.

     (b)(i) The corporation, to the full extent permitted, and in the manner required by the laws of the state of Delaware, as in effect at the time of the adoption of this Section III-11 or as such laws may be amended from time to time, shall indemnify any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action or suit (including any appeal thereof) brought in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or, if at a time when he was a director or officer of the corporation, is or was serving at the request of the corporation as a Subsidiary Officer of an Affiliated Entity, against expenses (including attorneys' fees) and costs actually and reasonably incurred by such person in connection with such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless, and except to the extent that, the Court of Chancery of the state of Delaware or the court in which such judgment was rendered shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses and costs as the Court of Chancery of the state of Delaware or such other court shall deem proper. Notwithstanding anything to the contrary in the foregoing provisions of this subparagraph (b)(i), a person shall not be entitled, as a matter of right, to indemnification pursuant to this subparagraph (b)(i) against costs and expenses incurred in connection with any action or suit in the right of the corporation commenced by such person, but such indemnification may be provided by the corporation in any specific case as permitted by paragraph (f) of this Section III-11.

     (ii) The corporation may indemnify any employee or agent of the corporation in the manner and to the extent that it shall indemnify any director or officer under this paragraph (b), including indemnity in respect of service at the request of the corporation as a Subsidiary Officer of an Affiliated Entity.

     (c)  Any indemnification under paragraph (a) or (b) of this
Section III-11 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances because such person has met the applicable standard of conduct set forth in paragraph (a) or (b) of this Section III-11. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding in respect of which indemnification is sought or by majority vote of the members of a committee of the Board of Directors composed of at least three members each of whom is not a party to such action, suit or proceeding, or (ii) if such a quorum is not obtainable and/or such a committee is not established or obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. In the event a request for indemnification is made by any person referred to in subparagraph (i) of paragraph (a) or subparagraph (i) of paragraph
(b), the corporation shall cause such determination to be made not later than 60 days after such request is made.

     (d)(i) Notwithstanding the other provisions of this Section III-11, to the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraph (a) or (b) of this Section III-11, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) and costs actually and reasonably incurred by such person in connection therewith.

     (ii) To the extent any person who is or was a director or officer of the corporation has served or prepared to serve as a witness in any action, suit or proceeding, whether civil, criminal, administrative or investigative, or in any investigation by the corporation or the Board of Directors thereof or a committee thereof or by any securities exchange on which securities of the corporation are or were listed or any national securities association, by reason of his services as a director or officer of the corporation or, if at a time when he was a director or officer of the corporation, is or was serving at the request of the corporation as a Subsidiary Officer of an Affiliated Entity, the corporation shall indemnify such person against expenses (including attorney's fees) and costs actually and reasonably incurred by such person in connection therewith within 30 days after the receipt by the corporation from such person of a statement requesting such indemnification, averring such service and reasonably evidencing such expenses and costs. The corporation may indemnify any employee or agent of the corporation to the same extent it is required to indemnify any director or officer of the corporation pursuant to the foregoing sentence of this paragraph.

     (e)(i) Expenses and costs incurred by any person referred to in subparagraph (i) of paragraph (a) or subparagraph (i) of paragraph (b) of this Section III-11 in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized by this Section III-11.

     (ii) Expenses and costs incurred by any person referred to in subparagraph (ii) of paragraph (a) or subparagraph (ii) of paragraph (b) of this Section III-11 in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors, a committee thereof or an officer of the corporation or a committee thereof authorized to so act by the Board of Directors upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized by this Section III-11.

     (f) The provision of indemnification to or the advancement of expenses and costs to any person under this Section III-11, or the entitlement of any person to indemnification or advancement of expenses and costs under this Section III-11, shall not limit or restrict in any way the power of the corporation to indemnify or advance expenses and costs to such person in any other way permitted by law or be deemed exclusive of any right to which any person seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's capacity as an officer, director, employee or agent of the corporation and as to action in any other capacity while holding any such position.

     (g)  The indemnification provided or permitted under this
Section III-11 shall apply in respect of any expense, costs, judgment, fine, penalty or amount paid in settlement, whether or not the claim or cause of action in respect thereof accrued or arose before or after the effective date of this revised Section III-11. The right of any person who is or was a director, officer, employee or agent of the corporation to indemnification and advance payment of expenses and costs under this Section III-11 shall continue after he shall have ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, distributees, executors, administrators and other legal representatives of such person.

     (h) This Section III-11 shall be deemed to create a binding obligation on the part of the corporation to its current and former officers and directors and their heirs, distributees, executors, administrators and other legal representatives, and each director or officer in acting in such capacity shall be entitled to rely on the provisions of this Section III-11, without giving notice thereof to the corporation.

     (i) The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Subsidiary Officer of any Affiliated Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Section III-11 or applicable law.

     (j)(i) For purposes of this Section III-11, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its corporate existence had continued, would have been permitted under applicable law to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a Subsidiary Officer of any Affiliated Entity, shall stand in the same position under the provisions of this Section III-11 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

     (ii) For purposes of this Section III-11, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the corporation" as referred to in this
Section III-11.